                       THE ZWEIG TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Quarterly Report

                                March 31, 2011

                               [LOGO]

Zweig
Advisers
A VIRTUS INVESTMENT PARTNER

OFFICERS AND DIRECTORS
GEORGE R. AYLWARD, President, Chairman and Chief Executive Officer

CARLTON NEEL, Executive Vice President

DAVID DICKERSON, Senior Vice President

MARC BALTUCH, Chief Compliance Officer and Vice President

MOSHE LUCHINS, Vice President

KEVIN J. CARR, Chief Legal Officer and Secretary

W. PATRICK BRADLEY, Treasurer and Chief Financial Officer

JACQUELINE PORTER, Vice President and Assistant Treasurer

CHARLES H. BRUNIE, Director

WENDY LUSCOMBE, Director

ALDEN C. OLSON, PH.D., Director

JAMES B. ROGERS, JR., Director

R. KEITH WALTON, Director
INVESTMENT ADVISER
ZWEIG ADVISERS LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP DISTRIBUTORS, INC.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
THE BANK OF NEW YORK MELLON
One Wall Street
New York, NY 10286
LEGAL COUNSEL
KATTEN MUCHIN ROSENMAN LLP
575 Madison Avenue
New York, NY 10022-2585

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF THE ZWEIG TOTAL RETURN FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

                               [LOGO]

VIRTUS
INVESTMENT PARTNERS


                                                                          Q1-11

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZTR

                                                                    May 1, 2011

DEAR FELLOW ZTR SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Total Return Fund, Inc. for the three-months ended March 31, 2011.

   The Zweig Total Return Fund's net asset value increased 4.18% for the quarter ended March 31, 2011, including $0.098 in re-invested distributions. During the same period, the Fund's Composite Index increased 2.90% including re-invested dividends. The Fund's average exposure for the quarter was approximately 40% in bonds and 27% in equities.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

                                 EQUITY MARKET


   The stock market continued to climb in the first three months of 2011, facing down such potentially destabilizing events as the revolutions and civil wars in the Middle East and Africa and the massive earthquake, tsunami and nuclear crisis in Japan.

   The Dow Jones Industrial Average gained 742 points in the first quarter, its largest point increase since 1988 and second best on record. Closing at 12,319.73, the Dow rose 6.4%/(1)/, for the quarter. Rallying for seven of the past eight quarters, the S&P 500 ended at 1,325.83, up 5.4%/(1)/, for the quarter. The Nasdaq Composite, closing at 2,781.07, increased 4.8%/(1)/, for the quarter. All three major indexes have recovered sharply from their March 2009 lows, with the Dow rebounding 88%/(1)/, the S&P 96%/(1)/ and the Nasdaq a stellar 119%/(1)/.

   World-wide the markets presented a mixed picture. Up 6.1%/(1)/ before the earthquake upheaval, Japan's Nikkei 225 Stock Average Index ended down 4.6%/(1)/ for the quarter. In China, the Shanghai Composite Index, which lost 14% in 2010, eked out a 4.26%/(1)/ gain. The major European markets showed little change, with the U.K.'s FTSE 100 Index up just 0.2%/(1)/ and Germany's DAX Index 1.8%/(1)/ higher.

   Indicating that the Federal Reserve (the "Fed") is more concerned about high unemployment than inflation, the agency announced that it would continue its monetary measures "to foster maximum employment." At the same time, the Fed reported "that the economy is on a firmer

/(1)/ Return excludes reinvested dividends footing and the labor market appears to be improving gradually." As for inflation, the Fed said it appeared that it would remain moderate -- at around 2% -- through 2013, as the economy recovered from the recession. The Fed also said that it would maintain its target range for the federal funds rate at zero to 0.25%.

   In a separate report, the Fed forecast that the nation's output of goods and services would grow at a range of 3.4% to 3.9% this year, an upward revision of its estimate of 3% to 3.6% last November. Meanwhile, the Commerce Department reported that U.S. gross domestic product ("GDP") rose 3.1% in the fourth quarter of 2010, up from its prior estimate of 2.9%. For all of last year, it placed GDP growth at 2.9%, the most in five years, after falling 2.6% in 2009. Europe's progress was less robust. GDP in the euro zone, which includes ten countries, rose an estimated 0.3% in the fourth quarter according to Eurostat, the European Union's statistical agency.

   Confirming the Fed report that the labor market is improving, non-farm employment gained 216,000 jobs in March, the 12/th/ consecutive month of private job growth, according to the Labor Department. During the first quarter of 2011, the private sector added, on average, 188,000 jobs monthly. This brings the total since the recovery began to 1.8 million jobs. The nation's unemployment rate dipped to 8.8%, a full percentage point below the 9.8% level last November.

   A less optimistic picture came from housing, which continues a drag on the economy. New housing starts fell 22.5% in February to an annual rate of 479,000 units, only slightly above the record low set in April 2009, according to the Commerce Department. Building permits slumped to a new low, 20% under the pace of February of last year. New home sales, declining for the third consecutive month, dropped 16.9% to an annual rate of 250,000 units. Also falling in February for the third straight month was overall construction, slipping 1.4% to a seasonally -- adjusted rate of $760.6 billion, the lowest figure since October 1999.

   Manufacturing and service sector continue to expand, but at a slightly lower rate. The Institute of Supply Management reported that its index of manufacturing activity came to 61.2 in March, a decline of 0.2 from February, which was the highest level since March 2004. Since each reading of 50 or more represents economic growth, March marked the twenty-second consecutive month of improvement. Similar strength was shown by the service sector, which had positive growth for sixteen consecutive months. ISM's index of service group activity dipped to 57.3 in March from 59.7 in February, the first decline in seven months.

   Consumer spending, which accounts for about 70% of domestic economic activity, rose 0.7% in February after a 0.3% gain in January, its eighth consecutive monthly increase, according to the Commerce Department. Adjusted for inflation, the improvement was 0.3% after being flat in January. Analysts are waiting to see the direction of consumer spending in view of the Conference Board's report that its Consumer Conference Index slumped to 63.4 in March (1985=100). It was a drop of nearly 9 points from February's revised 72.0 and a three-month low.

   The Consumer Price Index rose 0.5% in February, the largest increase since June 2009, according to the Commerce Department. Excluding volatile food and energy prices, the core index moved up 0.2%, the same as in January. The Labor Department reported that its Producer Price Index surged a seasonally-adjusted 1.6% in February. The core index was up 0.2%. For the twelve months ended in February, the core index climbed 1.87%.

   With U.S. imports growing faster than exports, the U.S. trade deficit increased to $46.3 billion in January from $40.3 billion in December, according to the Commerce Department. Imports rose by $10.5 billion to $214.1 billion while exports grew by $4.4 billion to $167.7 billion. Our $23.3 billion deficit with China continues to be the greatest with any country.

   Exports normally benefit from a weaker dollar, which lowers U.S. prices abroad. At the end of the first quarter, the dollar was down 5.7% against the euro and 2.8% against the British pound. The U.S. Dollar Index, which measures the dollar against a basket of world currencies, dipped 3.8%. The single exception was the dollar's 2.4% rise against the Japanese Yen.

   Global mergers and acquisitions increased 16% in the first quarter to $716.3 billion from $618.5 billion a year earlier but were 4% below the fourth quarter, according to Dealogic. Although the number of U.S. first-quarter deals fell 14% to 2,217, the volume spurted 45% to $290.8 billion compared with $200.6 billion last year. Emerging markets, which accounted for $205.7 billion of total global volume, rose 1% from the 2010 period. U.S. companies bought 421 foreign firms valued at $45.8 billion in the first quarter, the highest level since the $49.6 billion in the second quarter of 2008, according to S&P.

   World-wide initial public offering ("IPO") volume declined in the first quarter while U.S. volume increased. There were 282 global IPOs, raising a total of $43.6 billion, compared with 282 offerings, raising $51.9 billion in the like 2010 period, according to Dealogic. In the U.S., 20 companies went public, raising $12.5 billion compared with 22 deals raising only $3.7 billion a year ago.

   S&P 500 earnings in the first three months likely increased 12.9% from the 2010 first-quarter, according to analysts tracked by S&P and Bloomberg News. They note that profits have exceeded analysts' average forecasts for eight consecutive quarters. For all of 2011, inflation-adjusted profits were projected to gain 22% over last year.

   The increased earnings are leading the higher dividends. In the first quarter of this year 117 companies in the S&P 500 reported they would raise or start paying dividends, according to Howard Silverblatt, senior index analyst at S&P. The value of the new or raised dividends came to $16.6 billion, a record high. In last year's first quarter only 78 companies boosted dividends. The total first quarter dividend payout of about $39 billion is nearly 15% above the like 2010 period. For all of 2011, the S&P anticipates $225 billion in dividend payments.

   Considering current earnings estimates, Bloomberg News reported that stocks in the S&P 500 were trading at a price/earnings (P/E) ratio of 15.54 on March 31, 2011 against 14.84 on December 31, 2010 and 16.92 on March 31, 2010. The P/Es for trailing 12-month earnings were 21.61, 23.00 and 21.54, respectively. The ten-year average for P/Es is about 15.5.

   At the end of the first quarter analysts were more positive than investors about the direction of the stock market. Surveyed by Investors Intelligence, analysts stood at 52% bulls and 23% bears. Investors, according to the American Institute of Investors, were at 42% bulls and 31% bears. Both groups showed a weaker bullish sentiment than at the year-end, when analysts reported 56% bulls and 20% bears and investors 52% bulls and 20% bears. At this writing, the Fund's equity stance is moderately bullish.

                                  BOND MARKET

   Compared to activity in recent quarters, the first three months of 2011 were relatively quiet, with the benchmark ten-year Treasury note trading in a range of 3.74% and 3.17%. (Bond yields move in the opposite direction from prices; higher yields mean lower prices and vice versa.) The ten-year note began the year yielding 3.30% and ended the quarter at 3.47%. The stable Fed policy helped keep shorter dated Treasury notes in a relatively tight range. Longer dated issues were more influenced by economic data and questions involving the Fed's so-called "quantitative easing" actions.

   Early in the year a surprisingly upbeat report on construction spending, combined with better than expected unemployment numbers, drove yields higher. Stronger economic data is generally negative for the bond market, sending yields higher and fueling expectations that the Fed might raise rates.

   While the moves in the bond market were not dramatic, the improved economic growth data largely pushed yields higher. At the same time, a rising stock market encouraged investors to take on more risk and move away from such perceived safer assets as U.S. Treasury securities.

   The high yield for the year was hit in early February, after which concerns about European debt had investors returning to U.S. Treasuries. Later in the quarter, turmoil in the Middle East and Libya contributed to the rally in bonds. Apparently discounting the widespread unrest, the stock market began rising after a brief sell-off and bond yields topped the year-end levels, closing slightly higher than they started the year.

   We retain a cautious position in our bond portfolio because of the interest rate risk. Consequently, we hold bonds of relatively low duration (duration is a measure of that risk). The Fund continues to carry a few corporate bonds, which were mainly purchased early in 2009 when the spreads were much wider. We remain committed to Treasury Infation Protected Securities (TIPS) as an inflation hedge.

   Our prudent shorter duration bond policy is also based on the possible impact of the higher commodity prices (oil, gold, copper, grains and cotton) and the potential consequences of investors forsaking government bonds to take on more risk, even during a sluggish economic recovery. As always, we remain flexible. If indicators or conditions change, we will alter our exposure as warranted.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC


The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes cited, and key investment terms used in this report see page 7.

As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors on March 31, 2011 included Information Technology, Energy, Materials, Consumer Discretionary and Industrials. All of the above appeared in our previous listing. During the quarter we increased weighting of Industrials and Consumer Discretionary and decreased weighting of Information Technology and Financials.

   Our leading equity individual positions on March 31, 2011 included Altria, Best Buy, Caterpillar, Chevron, ConocoPhillips, DuPont, Intel, McDonald's, Nucor and Verizon.

   New to this listing are Best Buy, Caterpillar and Intel, where we added to our positions. No longer among our top holdings are Hudson City Bancorp and Nokia, where we eliminated our positions, and PepsiCo, where we added to our holdings.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC
ASSET ALLOCATION AS OF MARCH 31, 2011

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of March 31, 2011.

                                     [CHART]

U.S. Government Securities
(includes U.S. Treasury Bills
which are Short-term investments)          52%
Common Stocks                              41%
Corporate Bonds                             2%
Exchange Traded Funds                       1%
Money Market Mutual Funds -
(Short-term investment)                     4%

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

COMMERCE DEPARTMENT: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX INDEX: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DURATION: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

FEDERAL RESERVE: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 INDEX: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

GROSS DOMESTIC PRODUCT (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING (IPO): A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ COMPOSITE(R) INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

NIKKEI 225 STOCK AVERAGE: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

PRODUCER PRICE INDEX (PPI): Measures the average change over time in the selling prices received by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services.

QUANTITATIVE EASING: A government monetary policy occasionally used to increase the money supply by buying government securities on other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500(R) INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SHANGHAI COMPOSITE INDEX: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

THE ZWEIG TOTAL RETURN FUND COMPOSITE INDEX: A composite index consisting of 50% Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers Government Bond Index) and 50% S&P 500(R) Index.

TREASURY-INFLATION PROTECTED SECURITIES (TIPS): U.S. Treasury bonds and notes whose value is adjusted according to changes to the inflation rate daily, as measured by the consumer price index. As inflation occurs, the value of TIPS increases.



Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                MARCH 31, 2011
                                  (UNAUDITED)

($ REPORTED IN THOUSANDS)

                                                                PAR        VALUE
                                                           ---------      --------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                      23.9%
      U.S. Treasury Inflation Indexed Note/(3)/
        1.625%, 1/15/15/(3)/.........................      $ 28,000       $ 35,000
        2.000%, 1/15/16/(3)/.........................        25,000         30,621
        2.375%, 1/15/17/(3)/.........................        31,000         38,145
      U.S. Treasury Note
        4.000%, 11/15/12.............................        18,500         19,511
        3.625%, 2/15/21..............................        10,000         10,142
                                                                          --------
          TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost
            $118,768).............................................         133,419
                                                                          --------
   FOREIGN GOVERNMENT SECURITIES                    1.8%
      Kingdom of Norway Series 470, 6.500%, 5/15/13....      50,000/(4)/     9,712
                                                                          --------
          TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost
            $9,228)...............................................           9,712
                                                                          --------
   CORPORATE BONDS                                  1.8%
   INDUSTRIALS -- 1.8%
      CSX Corp. 6.250%, 3/15/18........................       4,000          4,562
      Ingersoll-Rand Global Holding Co., Ltd. 6.875%,
        8/15/18........................................       4,814          5,589
                                                                          --------
          TOTAL CORPORATE BONDS (Identified Cost $8,273)..........          10,151
                                                                          --------

                                                             NUMBER OF
                                                              SHARES
                                                           ---------
   COMMON STOCKS                                   40.9%
   CONSUMER DISCRETIONARY -- 5.6%
      Amazon.com, Inc./(2)/............................      16,000          2,882
      AutoZone, Inc./(2)/..............................      10,000          2,736
      Best Buy Co., Inc................................     178,000          5,112
      Comcast Corp. Class A............................     174,000          4,301
      Darden Restaurants, Inc..........................     103,000          5,060
      Leggett & Platt, Inc.............................      81,000          1,985
      Lululemon Athletica, Inc./(2)/...................      36,000          3,206
      McDonald's Corp..................................      78,000          5,935
                                                                          --------
                                                                            31,217
                                                                          --------

                     See Notes to Schedule of Investments

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- -------
       CONSUMER STAPLES -- 2.7%
          Altria Group, Inc.........................    253,000  $ 6,585
          Heinz (H.J.) Co...........................     38,000    1,855
          Kimberly-Clark Corp.......................     29,000    1,893
          PepsiCo, Inc..............................     73,000    4,702
                                                                 -------
                                                                  15,035
                                                                 -------
       ENERGY -- 7.5%
          Chesapeake Energy Corp....................    113,000    3,788
          Chevron Corp..............................     55,000    5,909
          ConocoPhillips............................     82,000    6,548
          El Paso Corp..............................    153,000    2,754
          Halliburton Co............................    100,000    4,984
          Massey Energy Co..........................     60,000    4,102
          Occidental Petroleum Corp.................     40,000    4,180
          Petroleo Brasileiro S.A. ADR..............     87,000    3,517
          Total SA Sponsored ADR....................     33,000    2,012
          Williams Cos., Inc. (The).................    131,000    4,084
                                                                 -------
                                                                  41,878
                                                                 -------
       FINANCIALS -- 2.3%
          Bank of America Corp......................    204,000    2,720
          Citigroup, Inc./(2)/......................    622,000    2,749
          Goldman Sachs Group, Inc. (The)...........     23,000    3,645
          HCP, Inc..................................     51,000    1,935
          New York Community Bancorp, Inc...........    101,000    1,743
                                                                 -------
                                                                  12,792
                                                                 -------
       HEALTH CARE -- 2.4%
          Biogen Idec, Inc./(2)/....................     38,000    2,789
          Bristol-Myers Squibb Co...................     72,000    1,903
          Eli Lilly & Co............................     54,000    1,899
          Gilead Sciences, Inc./(2)/................     62,000    2,631
          UnitedHealth Group, Inc...................     97,000    4,385
                                                                 -------
                                                                  13,607
                                                                 -------
       INDUSTRIALS -- 5.4%
          Alaska Air Group, Inc./(2)/...............     39,000    2,473
          Caterpillar, Inc..........................     46,000    5,122
          Cummins, Inc..............................     41,000    4,494
          DryShips, Inc./(2)/.......................    468,000    2,317
          Foster Wheeler AG/(2)/....................     69,000    2,596
          L-3 Communications Holdings, Inc..........     60,000    4,699
          Lockheed Martin Corp......................     25,000    2,010
          Union Pacific Corp........................     39,000    3,835

                     See Notes to Schedule of Investments

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- --------
       INDUSTRIALS (CONTINUED)
          United Continental Holdings, Inc./(2)/....    117,000  $  2,690
                                                                 --------
                                                                   30,236
                                                                 --------
       INFORMATION TECHNOLOGY -- 6.8%
          Amkor Technology, Inc./(2)/...............    302,000     2,035
          Apple, Inc./(2)/..........................      7,500     2,613
          Corning, Inc..............................    192,000     3,961
          Hewlett-Packard Co........................    102,000     4,179
          Intel Corp................................    315,000     6,354
          International Business Machines Corp......     28,000     4,566
          Paychex, Inc..............................     58,000     1,819
          QUALCOMM, Inc.............................     74,000     4,057
          Research In Motion Ltd./(2)/..............     38,000     2,150
          SanDisk Corp./(2)/........................     45,000     2,074
          Visa, Inc. Class A........................     55,000     4,049
                                                                 --------
                                                                   37,857
                                                                 --------
       MATERIALS -- 5.7%
          Alcoa, Inc................................    251,000     4,430
          Cliffs Natural Resources, Inc.............     21,000     2,064
          Du Pont (E.I.) de Nemours & Co............    113,000     6,212
          Freeport-McMoRan Copper & Gold, Inc.......     92,000     5,110
          MeadWestvaco Corp.........................     68,000     2,062
          Monsanto Co...............................     53,000     3,830
          Nucor Corp................................    120,000     5,522
          Potash Corp. of Saskatchewan, Inc.........     48,000     2,829
                                                                 --------
                                                                   32,059
                                                                 --------
       TELECOMMUNICATION SERVICES -- 1.8%
          AT&T, Inc.................................     66,000     2,020
          CenturyLink, Inc..........................     42,000     1,745
          Verizon Communications, Inc...............    167,000     6,436
                                                                 --------
                                                                   10,201
                                                                 --------
       UTILITIES -- 0.7%
          Duke Energy Corp..........................    104,000     1,888
          FirstEnergy Corp..........................     48,000     1,780
                                                                 --------
                                                                    3,668
                                                                 --------
              TOTAL COMMON STOCKS (Identified Cost $187,367)      228,550
                                                                 --------

                     See Notes to Schedule of Investments

                                                            NUMBER OF
                                                             SHARES       VALUE
                                                           -----------  --------
   EXCHANGE-TRADED FUNDS                            0.6%
      Templeton Dragon Fund, Inc.......................        108,000  $  3,348
                                                                        --------
          TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,797)..           3,348
                                                                        --------
          TOTAL LONG TERM INVESTMENTS -- 69.0% (Identified cost
            $325,433)...........................................         385,180
                                                                        ========
   SHORT-TERM INVESTMENTS                          31.9%
   MONEY MARKET MUTUAL FUNDS -- 4.2%
      Dreyfus Cash Management Fund -- Institutional
        Shares (seven-day effective yield 0.110%)......     23,500,813    23,501
                                                                        --------
                                                                          23,501
                                                                        --------

                                                               PAR
                                                           -----------
   U.S. TREASURY BILLS/(5)/ -- 27.7%
      U.S. Treasury Bill
        0.165%, 4/21/11..............................      $    58,000    57,997
        0.190%, 6/2/11...............................           27,000    26,997
        0.595%, 9/22/11..............................           70,000    69,944
                                                                        --------
                                                                         154,938
                                                                        --------
          TOTAL SHORT-TERM INVESTMENTS (Identified Cost $178,423)        178,439
                                                                        --------
          TOTAL INVESTMENTS (Identified Cost $503,856) --
            100.9%/(1)/.........................................         563,619
          OTHER ASSETS AND LIABILITIES, NET -- (0.9%)...........          (4,809)
                                                                        --------
          NET ASSETS -- 100.0%..................................        $558,810
                                                                        ========


--------
 (1) Federal Income Tax Information: For tax information at March 31, 2011, see
     Note 3 Federal Income Tax Information in the Notes to Schedules of Investments.
 (2) Non-income producing.
 (3) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
 (4) Par value represents Norwegian Krone (reported in thousands).
 (5) The rate shown is the discount rate.

                     See Notes to Schedule of Investments

                     COUNTRY WEIGHTINGS (UNAUDITED)+
                     United States...................  94%
                     Norway..........................   2%
                     Brazil..........................   1%
                     Canada..........................   1%
                     China...........................   1%
                     Switzerland.....................   1%
                                                      ---
                     Total........................... 100%
                                                      ===

              --------
              + % of total investments as of March 31, 2011

(REPORTED IN THOUSANDS)

The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2011 (See Security Valuation Note 1A in the Notes to Schedule of Investments.):

                                                                                                       LEVEL 2
                                                                                                     SIGNIFICANT
                                                                        TOTAL VALUE AT    LEVEL 1    OBSERVABLE
                                                                        MARCH 31, 2011 QUOTED PRICES   INPUTS
                                                                        -------------- ------------- -----------
   Debt Securities:
      U.S. Government Securities (includes short-term investments).....    $288,357      $     --     $288,357
      Corporate Bonds..................................................      10,151            --       10,151
      Foreign Government Securities....................................       9,712                      9,712
   Equity Securities:
      Common Stocks....................................................     228,550       228,550           --
      Exchange-Traded Funds............................................       3,348         3,348           --
      Money Market Mutual Funds........................................      23,501        23,501           --
                                                                           --------      --------     --------
   Total...............................................................    $563,619      $255,399     $308,220
                                                                           ========      ========     ========

There are no Level 3 (significant unobservable inputs) priced securities.

                     See Notes to Schedule of Investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                MARCH 31, 2011
                                  (UNAUDITED)

(REPORTED IN THOUSANDS EXCEPT FOR THE PER SHARE AMOUNTS)

                                                                                     NET ASSET VALUE
                                                                   TOTAL NET ASSETS     PER SHARE
                                                                  ------------------ --------------
Beginning of period: December 31, 2010...........................           $457,035         $ 3.99
   Net investment income......................................... $  1,675           $ 0.01
   Net realized and unrealized gain on investments...............   15,254             0.12
   Dividends from net investment income and distributions
     from net long-term and short-term capital gains*............  (13,148)           (0.10)
   Net proceeds from the sales of shares during rights offering
     (net of expenses of $536)...................................   97,994            (0.14)
                                                                  --------           ------
   Net increase (decrease) in net assets/net asset value.........            101,775          (0.11)
                                                                            --------         ------
End of period: March 31, 2011....................................           $558,810         $ 3.88
                                                                            ========         ======


--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2011, we estimate 12% of the distributions will represent net investment income, 0% will represent excess gain distributions which are taxed as ordinary income and 88% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

                     See Notes to Schedule of Investments

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       NOTES TO SCHEDULE OF INVESTMENTS

                                MARCH 31, 2011

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   Security Valuation procedures for the funds have been approved by the Board of Trustees. All internally fair valued securities referred to below are approved by a valuation committee appointed under the direction of the Board of Trustees.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain Foreign Common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as Mortgage-Backed and Asset-Backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Fund's major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

NOTE 2 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At March 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                          NET UNREALIZED
      FEDERAL       UNREALIZED          UNREALIZED         APPRECIATION
     TAX COST      APPRECIATION        DEPRECIATION       (DEPRECIATION)
     ---------  ------------------  ------------------  ------------------
     $507,137        $61,778             $(5,296)            $56,482

NOTE 4 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 5 --  SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the Schedule of Investments were available for issuance and has determined that no subsequent events require recognition or disclosure in these Schedule of Investments.

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2010, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.